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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          June 7, 2004

                             RADYNE COMSTREAM INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-11685                   11-2569467
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(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                 Number)               Identification No.)

3138 East Elwood Street, Phoenix, Arizona                          85034
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        602-437-9620

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          (Former name or former address if changed since last report)

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Item 9.  REGULATION FD DISCLOSURE AND

Item 12. Radyne ComStream expects 5th Consecutive Profitable Quarter

         References to "we," "our" and "us" in this Current Report on Form 8-K refer to Radyne ComStream Inc. and consolidated subsidiaries.

         On June 7, 2004, we issued a press release announcing we expect our 5th consecutive profitable quarter. A copy of the press release is attached as exhibit 99.1 and is furnished pursuant to Item 12 of Form 8-K.

         The information in this report, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K, and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Radyne ComStream Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Radyne ComStream Inc.
                                                    (Registrant)

       Date: June 7, 2004                   By: /s/ Malcolm Persen
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                                            Name:  Malcolm Persen
                                            Title: CFO


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                                  EXHIBIT INDEX

Exhibit No.              Description

99.1                     Radyne ComStream Inc. Press Release dated June 7, 2004


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